                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       October 18, 2001 (October 11, 2001)



                              Wal-Mart Stores, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Delaware               001-06991              71-0415188
         --------               ---------              ----------

     (State or other         (Commission File        (IRS Employer
     Jurisdiction of             Number)           Identification No.)
      Incorporation)




                               702 S.W. 8th Street
                           Bentonville, Arkansas 72716
                           ---------------------------
               (Address of principal executive offices) (Zip code)



               Registrant's telephone number, including area code:
                                 (501) 273-4000

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Item 5. Other Events.

     On October 18, 2001, Wal-Mart Stores, Inc. (the "Company") completed the sale to Morgan Stanley & Co. Incorporated of $500,000,000 aggregate principal amount of the Company's 3.25% Notes Due 2003 (the "Notes"), pursuant to the Pricing Agreement, dated as of October 11, 2001 (the "Pricing Agreement"), between the Company and Morgan Stanley & Co. Incorporated (and acknowledged by Wal-Mart Cayman (Euro) Finance Co., a Cayman Islands exempted company; Wal-Mart Cayman (Canadian) Finance Co., a Cayman Islands exempted company, Wal-Mart Cayman (Sterling) Finance Co., a Cayman Islands exempted company (collectively, the "Finance Subsidiaries")). The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of July 26, 2001, by and between the Company, the Finance Subsidiaries and the underwriters named therein. The series of Notes was created and established, and the terms and conditions of the series of Notes were established by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of July 5, 2001, between the Company and the Finance Subsidiaries as Issuers, the Company as the Guarantor of any Debt Securities issued by any of the Finance Subsidiaries and Bank One Trust Company, NA, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the form of Notes. The Notes were delivered in the form of two global notes representing the Notes issued and sold (the "Global Notes"). Copies of the Pricing Agreement, the Underwriting Agreement, and the form of Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached this Current Report on Form 8-K is a Series Terms Certificate, as contemplated by the Indenture, which evidences the establishment of certain terms and conditions of the Notes in accordance with the Indenture.


Item 7.        Financial Statements and Exhibits.

      (c)      Exhibits

      1(a) Underwriting Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the underwriters named therein.

      1(b) Pricing Agreement, dated as of October 11, 2001, between the Company and Morgan Stanley & Co. Incorporated (and acknowledged by the Finance Subsidiaries)

      4(a) Series Terms Certificate for Wal-Mart Stores, Inc. 3.25% Notes Due 2003.

      4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 3.25% Notes Due 2003.

      5        Hughes & Luce, LLP Legality Opinion

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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  October 18, 2001

                                          WAL-MART STORES, INC.


                                          By: /s/ Thomas M. Schoewe
                                              ----------------------------------
                                              Name:  Thomas M. Schoewe
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                INDEX TO EXHIBITS

   Exhibit
    Number                              Description
    ------                              -----------

     1(a) Underwriting Agreement, dated as of July 26, 2001 by and among the Company, the Finance Subsidiaries and the underwriters named therein.

     1(b) Pricing Agreement, dated as of October 11, 2001, between the Company and Morgan Stanley & Co. Incorporated (and acknowledged by the Finance Subsidiaries)

     4(a)       Series Terms Certificate for Wal-Mart Stores, Inc. 3.25% Notes
                Due 2003

     4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 3.25% Notes Due 2003.

      5         Hughes & Luce, LLP Legality Opinion